UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REPUBLIC SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! REPUBLIC SERVICES, INC. 2023 Annual Meeting Vote by May 11, 2023 11:59 PM ET. For shares held in a Plan, vote by May 9, 2023 11:59 PM ET. REPUBLIC SERVICES, INC. ATTN: INVESTOR RELATIONS 18500 NORTH ALLIED WAY PHOENIX, AZ 85054 V01631-P89210 You invested in REPUBLIC SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 12, 2023 10:30 a.m., Pacific Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/RSG2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Manuel Kadre For 1b. Tomago Collins For 1c. Michael A. Duffy For 1d. Thomas W. Handley For 1e. Jennifer M. Kirk For 1f. Michael Larson For 1g. James P. Snee For For 1h. Brian S. Tyler For 1i. Jon Vander Ark For 1j. Sandra M. Volpe For 1k. Katharine B. Weymouth For 2. Advisory vote to approve our named executive officer compensation. 3. Advisory vote on the frequency of an advisory vote to approve our Named Executive Officer Compensation. Year 1 For 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023. NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof). Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V01632-P89210